FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  Goldman Sachs Asset Management, L.P.
FUND: MGI US Small/Mid Cap Growth Fund

1.           Issuer:  Dunkin Brands Group INC

1.	Date of Purchase: 07/27/2011_______________________________________

3.	Date offering commenced: 07/27/2011___________________________________

4.           Underwriters from whom purchased:  Barclays Capital

5.           Subadvisor of Managed Portion:  __Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate: 1. BofA Merrill Lynch, 2. JP Morgan, 3. Baird, 4. Stifel Nicolaus Weisel, 5. SMBC Nikko, 6. Barclays Capital, 7. William Blair & Company, 8. Wells Fargo Securities, 9. Ramirez & Co. Inc., 10. Morgan Stanley, 11. Goldman Sachs & Co., 12. Raymond James, 13 Moelis & Company, 14. The Williams Capital Group____________

7.           Nature of affiliation1:  __Parent Company (with the underwriter)_________

8.           Aggregate principal amount or number of shares purchased:  118,503

9.           Aggregate principal amount or total number of shares of offering:  22,250,000

10.           Purchase price (net of fees and expenses):  $19

11.           Initial public offering price:  $19

12           Commission, spread or profit:  _____%                                                                $1.2350

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	___X___
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved: /s/ S. DeMatties                                                                Date:  10/17/11

1 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  Goldman Sachs Asset Management, L.P.
FUND: MGI US Small/Mid Cap Growth Equity Fund

1.           Issuer:  Teavana Holdings INC

2.	Date of Purchase: 07/27/2011_______________________________________

3.	Date offering commenced: 07/27/2011___________________________________

4.           Underwriters from whom purchased:  Merrill Lynch, Pierce, Fenner & Smith INC__

5.           Subadvisor of Managed Portion:  __Goldman Sachs Asset Management LP______

6.           Affiliated person in underwriting syndicate: 1.  BofA Merrill Lynch, 2. Morgan Stanley, 3. William Blair & Company, 4. Piper Jaffray, 5. Stifel Nicolaus Weisel.____________

7.           Nature of affiliation2:  __Parent Company (with the underwriter)_________

8.           Aggregate principal amount or number of shares purchased:  989

9.           Aggregate principal amount or total number of shares of offering:  7,142,858

10.           Purchase price (net of fees and expenses):  $17

11.           Initial public offering price:  $17

12           Commission, spread or profit:  _____%                                                                $1.19

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	____X___
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
j. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

k. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  /s/ S. DeMatties                                                                Date:  10/17/11

2 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  Western Asset Management Company
FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Occidental Petroleum

3.	Date of Purchase: August 15, 2011_______________________________________

3.	Date offering commenced: August 18, 2011___________________________________

4.           Underwriters from whom purchased:  Citigroup.

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation3:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  500,000

9.           Aggregate principal amount or total number of shares of offering:  900,000,000

10.           Purchase price (net of fees and expenses):  98.093

11.           Initial public offering price:  98.093

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b.          The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).
	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________
i.       The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.
	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/27/11

3 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  Western Asset Management Company
FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Occidental Petroleum

4.	Date of Purchase: August 19, 2011_______________________________________

3.	Date offering commenced: August 18, 2011___________________________________

4.           Underwriters from whom purchased:  Barclays Capital.

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon.____________

7.           Nature of affiliation4:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  60,000

9.           Aggregate principal amount or total number of shares of offering:  900,000,000

10.           Purchase price (net of fees and expenses):  99.911

11.           Initial public offering price:  98.093

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/21/11

4 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  Western Asset Management Company
FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  Wellpoint Inc.

5.	Date of Purchase: August 10, 2011_______________________________________

3.	Date offering commenced: August 15, 2011___________________________________

4.           Underwriters from whom purchased:  Cititgroup

5.           Subadvisor of Managed Portion:  __Western Asset Management Company______

6.           Affiliated person in underwriting syndicate: BNY Mellon  Capital Markets______

7.           Nature of affiliation5:  __Advisor_________

8.           Aggregate principal amount or number of shares purchased:  30,000

9.           Aggregate principal amount or total number of shares of offering:  700,000,000

10.           Purchase price (net of fees and expenses):  99.884

11.           Initial public offering price:  99.884

12           Commission, spread or profit:  _____%                                                                $

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_________
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  10/21/2011

5 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  Goldman Sachs Asset Management, L.P.
FUND: MGI US Small/Mid Cap Growth Equity Fund

1.           Issuer:  Jive Software Inc..

6.	Date of Purchase: 12/13/11_______________________________________

3.	Date offering commenced: 12/13/11

4.           Underwriters from whom purchased:  Morgan Stanley & Co. Inc.

5.           Subadvisor of Managed Portion:  __Goldman Sachs Asset Management L.P.______

6.           Affiliated person in underwriting syndicate: 1. BMO Capital Markets, 2. Citibank, 3. Goldman Sachs & Co., 4. Morgan Stanley & Co. Inc., 5. UBS AG, 6. Wells Fargo Securities,

7.           Nature of affiliation6:  __Parent Company (with the underwriter)_________

8.           Aggregate principal amount or number of shares purchased:  4,531

9.           Aggregate principal amount or total number of shares of offering:  13,439,600

10.           Purchase price (net of fees and expenses):  12

11.           Initial public offering price:  12

12           Commission, spread or profit:  _____%                                                                $0.84

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	_____	___X__
b. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
c. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
h. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

i. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  S. DeMatties                                                                Date:  1/18/12

6 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.

FORM 10f-3
Registered Domestic Securities

SUBADVISOR:  Western Asset Management Company
FUND: MGI Core Opportunistic Fixed Income Fund

1.           Issuer:  United Health Group Inc.

7.	Date of Purchase: November 7, 2011_________________________________

3.	Date offering commenced: November 10, 2011

4.           Underwriters from whom purchased:  Goldman Sachs Group Inc.

5.           Subadvisor of Managed Portion:  __Western Asset Management Company

6.           Affiliated person in underwriting syndicate: BNY Mellon Capital Markets,

7.           Nature of affiliation7:  __Advisor)_________

8.           Aggregate principal amount or number of shares purchased:  90,000

9.           Aggregate principal amount or total number of shares of offering:  500,000,000

10.           Purchase price (net of fees and expenses):  99.453

11.           Initial public offering price:  99.453

12           Commission, spread or profit:  _____%                                                                $0.84

13.       Have the following conditions been satisfied?
	YES	NO
a. The securities are part of an issue registered under the 1933 Act that is being offered to the public.	___X__	_____
d. The securities were purchased prior to the end of the first day on which any sales are made (or, if a rights offering, the securities were purchased on or before the fourth day preceding the day on which the offering terminated).

	___X__	_________
e. The securities were purchased at a price not more than the price paid by each other purchaser in the offering or in any concurrent offering of the securities.	____X__	_________
d. The issuer of the securities and any predecessor has been in continuous operation for not less than three years.	____X___	_______
e.The underwriting was a firm commitment underwriting.	____X___	_______
f.The commission, spread or profit received by the principal underwriters was reasonable and fair in relation to that being received by others for underwriting similar securities during the same period.
	___X___	_______
g. The amount of such securities purchased by the Fund and all investment companies and discretionary accounts advised by the same Advisor did not exceed 25% of the principal amount of the offering.	____X___	_______
j. No affiliated person (as described in footnote 1) was a direct or indirect participant in or beneficiary of the sale.	____X___	________

k. The subadvisor has not consulted, with regards to its Managed Portion, with any other subadvisor of the Fund that is a principal underwriter or an affiliated person of a principal underwriter concerning this transaction.

	____X___	________

Note: Refer to the Rule 10f-3 Procedures for the definitions of the capitalized terms above.

Approved:  Y. Chu                                                                Date:  1/17/12

7 For purposes of Rule 10f-3, relevant affiliated persons include any officer, trustee or employee of the Funds, or any Advisor, or any person of which such officer, trustee, employee or Advisor is an affiliated person.